[LOGO] Pioneer
                                                                  Investments(R)
Pioneer
Global Telecoms
Fund

SEMIANNUAL REPORT 2/28/01

Table of Contents
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Letter from the President                                                     1

Portfolio Summary                                                             2

Performance Update                                                            3

Portfolio Management Discussion                                               6

Schedule of Investments                                                      10

Financial Statements                                                         13

Notes to Financial Statements                                                19

Trustees, Officers and Service Providers                                     24

The Pioneer Family of Mutual Funds                                           25

Retirement Plans from Pioneer                                                26

Programs and Services for Pioneer Shareowners                                28

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Pioneer Global Telecoms Fund

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LETTER FROM THE PRESIDENT 2/28/01
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

We are pleased to present the first report for Pioneer Global Telecoms Fund, which covers the initial two months of investment operations, ending February 28, 2001.

We live in an age in which technological advances and globalization of the world's economies are creating important investment opportunities. These new opportunities can be found in markets throughout the world, especially in companies in key industries at the center of global economic growth. We launched this Fund to give investors a distinctive opportunity to benefit from the advances in one of those areas, the telecommunications industry.

In managing this Fund, we draw upon Pioneer's strengths and resources as an international organization that emphasizes independent, fundamental research and a team approach to portfolio management. The Fund will bring together the analytical and portfolio expertise of 150 investment professionals in Boston, Dublin, Milan, Warsaw, and Madras.

We believe a sector fund such as this can be an important part of an investor's properly diversified portfolio. While the Fund offers the potential of significant long-term capital growth, it also carries added risks because it is not as diversified as mutual funds that invest in a variety of issuers and industries. We recommend that investors consult their financial advisors for assistance in evaluating what portion of their personal portfolios should be allocated to sector funds.

I encourage you to read the pages that follow, including the Portfolio Management Discussion, where the Fund's investment approach is reviewed. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,


/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

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Pioneer Global Telecoms Fund

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PORTFOLIO SUMMARY 2/28/01
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Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[Tabular description of Pie Chart]

U.S. Common Stocks              72%
International Common Stocks     24%
Depositary Receipts              4%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Tabular description of Bar Chart]

United States        71.2%
United Kingdom        7.9%
Canada                3.1%
Italy                 3.1%
Spain                 2.7%
France                2.3%
Japan                 2.1%
Netherlands           1.6%
Germany               1.6%
South Korea           1.5%
Finland               1.1%
Thailand              0.6%
Portugal              0.5%
Hong Kong             0.4%
Israel                0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. BellSouth Corp.                                                     4.81%
  2. SBC Communications, Inc.                                            4.68
  3. AT&T Corp.                                                          4.14
  4. American Tower Corp.                                                3.79
  5. Crown Castle International Corp.                                    3.70
  6. Qwest Communications International, Inc.                            3.63
  7. AOL Time Warner, Inc.                                               3.60
  8. Tellabs, Inc.                                                       3.57
  9. AT&T Wireless Group                                                 3.44
 10. Cabletron Systems, Inc.                                             3.30

Fund holdings will vary for other periods.


2
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Pioneer Global Telecoms Fund

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PERFORMANCE UPDATE 2/28/01                                     CLASS A SHARES
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Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                      2/28/01       12/29/00
                               $8.88         $10.00

Distributions per Share        Income        Short-Term        Long-Term
(12/29/00 - 2/28/01)           Dividends     Capital Gains     Capital Gains
                                   -               -                  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global Telecoms Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) World Telecommunication Services Index.

Cumulative Total Returns
(As of February 28, 2001)

                   Net Asset        Public Offering
Period               Value              Price*
Life-of-Fund
(12/29/00)          -11.20%            -16.30%

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Tabular description of Line Chart]

Growth of $10,000

                                             MSCI World
                    Pioneer Global        Telecommunication
                    Telecoms Fund*         Services Index

12/00                    9424                   10000
1/01                     9123                    9199
2/01                     8831                    9234
                         8369                    9471

The MSCI World Telecommunication Services Index is a global index that measures the performance of a group of related industries that comprise the telecommunications sector in developed markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               3
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Pioneer Global Telecoms Fund

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PERFORMANCE UPDATE 2/28/01                                     CLASS B SHARES
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Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                      2/28/01       12/29/00
                               $8.87         $10.00

Distributions per Share        Income        Short-Term        Long-Term
(12/29/00-2/28/01)             Dividends     Capital Gains     Capital Gains
                                   -               -                  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global Telecoms Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Telecommunication Services Index.

Cumulative Total Returns
(As of February 28, 2001)

                     If          If
Period              Held      Redeemed*
Life-of-Fund
(12/29/00)         -11.30%    -14.85%

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes rein vestment of distributions. The maximum CDSC of 4% declines over six years.

[Tabular description of Line Chart]

Growth of $10,000

                                             MSCI World
                    Pioneer Global        Telecommunication
                    Telecoms Fund*         Services Index

12/31/00                 9424                  10000
1/31/01                  9123                   9199
2/28/01                   883                   9234
                         8515                   9471

The MSCI World Telecommunication Services Index is a global index that measures the performance of a group of related industries that comprise the telecommunications sector in developed markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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Pioneer Global Telecoms Fund

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PERFORMANCE UPDATE 2/28/01                                     CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                      2/28/01       12/29/00
                               $8.88         $10.00

Distributions per Share        Income        Short-Term        Long-Term
(12/29/00-2/28/01)             Dividends     Capital Gains     Capital Gains
                                   -               -                  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Global Telecoms Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) World Telecommunication Services Index.

Cumulative Total Returns
(As of February 28, 2001)

                     If          If
Period              Held      Redeemed*
Life-of-Fund
(12/29/00)        -11.20%     -12.09%

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[Tabular description of Line Chart]

Growth of $10,000

                                             MSCI World
                    Pioneer Global        Telecommunication
                    Telecoms Fund*         Services Index

12/31/00                 9424                  10000
1/31/01                  9123                   9199
2/28/01                  8831                   9234
                         8791                   9471

The MSCI World Telecommunication Services Index is a global index that measures the performance of a group of related industries that comprise the telecommunications sector in developed markets. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               5
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Pioneer Global Telecoms Fund

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PORTFOLIO MANAGEMENT DISCUSSION 2/28/01
--------------------------------------------------------------------------------

For the past several months, the world's stock markets have been adjusting to a less robust economic outlook -- a paradigm shift that comes on the heels of one of the most dramatic equity rallies in history. The new reality is causing a bit of uneasiness, but investors of Pioneer Global Telecoms Fund can take a measure of comfort in the fact that this Fund is becoming fully invested during a period of declining prices. In addition, buying stocks of high-quality telecommunications companies at a discount to their record highs is setting the stage for potentially strong growth over the long term.

In the following discussion, Pavlos M. Alexandrakis, a member of the Fund's team who is responsible for monitoring the portfolio and implementing team decisions, provides an overview of the Fund's performance since its inception.

Q: What trends bode well for the future growth of the telecommunications industry?

A: Three trends come to mind. First, the Internet, which helped fuel the economic boom of the 1990s, continues to shape the world economy -- providing businesses with a tool for reducing costs and improving communications with customers. Second, industry deregulation and consolidation are helping companies produce and deliver products with greater efficiencies and improved profitability. Finally, consumer demand for convenient, personalized mobile devices is rapidly expanding -- propelling the growth of m-commerce (mobile e-commerce) as well as that of businesses that produce cellular phones, palm-held devices and mobile appliances, such as web terminals.

Q: Is the current environment proving to be a favorable time to buy telecom stocks?

A: Absolutely. Given the ongoing decline in prices of telecommunications stocks since the Fund's introduction on December 29, 2000, we've built a portfolio of companies selling at a steep discount to their 52-week highs. While we've been on a bit of a bargain-hunting spree, price is not our sole criteria. Corporate fundamentals -- sales


6
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Pioneer Global Telecoms Fund

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      growth, profits and the like are critical determinants in our selection process.

      Falling prices, however, did make for rather unsatisfactory performance in the short term. This semiannual report covers the period from the Fund's inception on December 29, 2000 through February 28, 2001. Class A, B and C shares generated total returns of -11.20%, -11.30% and -11.20%, respectively, at net asset value. The Fund's comparative benchmark, the Morgan Stanley Capital International (MSCI) World Telecommunication Services Index, posted a return of -5.29% for the same period.

Q:    Please describe the Fund's management approach.

A: Investment decisions as well as the day-to-day management of the Fund are the products of an innovative team approach that brings together the efforts of analysts and portfolio managers in Pioneer's Boston and Dublin offices. Analysts research all aspects of the telecommunications business worldwide by conducting detailed analysis, on-site company evaluations and a review of companies using a top-down economic perspective. My role, as well as that of my co-portfolio managers in Dublin, is to determine the portfolio structure and weightings, paying attention to the Fund's benchmark. The team employs state-of-the-art technology, quantitative risk analysis and a disciplined decision-making process to identify the best risk/reward opportunities within the telecommunications sector.

Q: How are you managing the market risk associated with investing in a single sector, especially one as volatile as telecommunications?

A: Given the global reach of this Fund, we're able to spread market risk across many countries. In addition, investments span several sub-sectors within the telecommunications sector -- including communications, broadcasting and communications equipment industries -- to further diversify market risk. Furthermore, should market conditions warrant, we can invest up to 35% of total assets in companies indirectly related to the telecom sector -- companies


                                                                               7
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Pioneer Global Telecoms Fund

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PORTFOLIO MANAGEMENT DISCUSSION 2/28/01                           (continued)
--------------------------------------------------------------------------------

      expected to benefit from the development or use of communications equipment, products or services.

      As of February 28, 2001, the Fund was heavily weighted (71.2% of equity holdings) in telecom companies located in the United States. In fact, the ten largest holdings, including such bellwether stocks as AT&T Corp. and AOL Time Warner, are domiciled in the United States. Concerns about the political and regulatory environment in parts of Europe and Asia have limited our investment there. Within the telecom sector, we're currently emphasizing telecom operators and cellular service providers and de-emphasizing telecom equipment providers. Fund holdings BellSouth Corp. (United States), Vodafone Group (United Kingdom) and Qwest Communications International (United States) represent significant holdings. We are less sanguine about near-term prospects for equipment providers Alcatel (France), Nokia (Finland) and Nortel Networks (Canada) on account of delays in next-generation cellular hardware designed to transmit data. However, they are large, high-quality companies with strong growth prospects longer term and warrant a presence in the portfolio.

Q:    Does the Fund have any exposure to smaller, less developed markets?

A: Yes, but it's very limited -- approximately 4% of equity assets on February 28, 2001. We believe these developing markets have huge growth potential but currently we are minimizing the Fund's exposure as dictated by our risk/reward analysis. Interestingly, 50% of the world has yet to make its first phone call. Many telecom companies in these countries are helping to lay the groundwork for a new economy by transforming these less developed nations into more technologically savvy, globally competitive economies. Recognizing these dynamic growth opportunities, we've zeroed in on several companies with the equipment and services to build infrastructure. Korea Telecom (South Korea) and China Mobile (People's Republic of China) exemplify our strategy here.


8
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Pioneer Global Telecoms Fund

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Q:    What's your outlook?

A: Since telecoms are a technologically innovative industry, they tend to move in sync with technology stocks as a whole. These once powerful twin engines of U.S. economic growth have fallen from grace, and the shakeout is not over. As of this writing, some of the biggest and most stalwart telecom and technology companies are revising their earnings forecasts downward. Given the sharp decline in their stock prices, many lack the ability to raise new monies through the stock market to fund expansion.

      We believe much of the bad news is already factored into telecom stock prices. We think these stocks will find a bottom and eventually begin their upward course again. As with any innovative or revolutionary technology, such as the Internet or broadband, its ability to transform the landscape will be felt unevenly. Our job is to locate telecom companies that can integrate new technologies successfully and profit over the long term.


                                                                               9
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Pioneer Global Telecoms Fund

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SCHEDULE OF INVESTMENTS 2/28/01 (unaudited)
--------------------------------------------------------------------------------

    Shares                                                                 Value

              Common StockS - 100.0%
              Communications - 62.3%
              Cellular/Wireless
              Telecommunications - 16.6%
     1,000    AT&T Wireless Group *                                     $ 21,010
       500    China Mobile Ltd. *                                          2,737
       900    Crown Castle International Corp. *                          22,613
       600    Sprint Corp. PCS Group *                                    15,108
     1,000    Total Access Communication Public Company Ltd. *             3,640
     7,100    Vodafone Group Plc                                          19,145
       400    Western Wireless Corp. *                                    16,875
                                                                        --------
                                                                        $101,128
                                                                        --------
              Telecommunications
              (Long Distance) - 8.8%
     1,100    AT&T Corp.                                                $ 25,300
     1,000    Cable & Wireless, Plc.                                      10,790
       800    Sprint Corp.                                                17,888
                                                                        --------
                                                                        $ 53,978
                                                                        --------
              Telephone - 36.9%
       500    BCE, Inc.                                                 $ 13,337
       700    BellSouth Corp.                                             29,372
     1,400    British Telecom Plc                                         11,571
       400    Deutsche Telekom AG *                                        9,641
       100    France Telecom *                                             5,963
       800    Koninklijke KPN NV (A.D.R.) *                                9,844
       300    Korea Telecom Corp. (A.D.R.)                                 9,000
     1,500    McLeodUSA, Inc. *                                           19,688
         2    Nippon Telegraph & Telephone Corp.                          13,100
     3,150    Olivetti SpA *                                               6,794
       300    Portugal Telecom, SGPS, SA *                                 2,898
       600    Qwest Communications International, Inc. *                  22,182
       600    SBC Communications, Inc.                                    28,620
       700    Telefonica SA *                                             11,968
     1,000    Telecom Italia Mobile SpA                                    6,618
       500    Telecom Italia SpA                                           5,217
       400    Verizon Communications, Inc.                                19,800
                                                                        --------
                                                                        $225,613
                                                                        --------
              Total Communications                                      $380,719
                                                                        --------


10    The accompanying notes are an integral part of these financial statements.
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Pioneer Global Telecoms Fund

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    Shares                                                                 Value

              Consumer Staples - 4.2%
              Broadcasting (Cable/Television/Radio) - 4.2%
       200    Comcast Corp. *                                           $  8,513
       400    Comcast Corp. (Special) *                                   17,325
                                                                        --------
                                                                        $ 25,838
                                                                        --------
              Total Consumer Staples                                    $ 25,838
                                                                        --------
              Technology - 33.5%
              Communications Equipment - 19.9%
       800    American Tower Corp. *                                    $ 23,152
       200    Alcatel SA                                                   7,798
       200    Comverse Technology, Inc. *                                 14,988
       400    Jazztel Plc (A.D.R.) *                                       4,600
       800    Lucent Technologies, Inc.                                    9,272
       900    Motorola Inc.                                               13,653
       300    Nokia Oyj                                                    6,802
       300    Nortel Networks Corp.                                        5,547
       300    Scientific-Atlanta, Inc.                                    14,070
       500    Tellabs, Inc. *                                             21,781
                                                                        --------
                                                                        $121,663
                                                                        --------
              Computers (Networking) - 5.6%
     1,500    Cabletron Systems, Inc. *                                 $ 20,175
        50    Cisco Systems, Inc. *                                        1,184
       200    Juniper Networks, Inc. *                                    12,913
                                                                        --------
                                                                        $ 34,272
                                                                        --------
              Computers (Peripherals) - 2.9%
       450    EMC Corp. *                                               $ 17,892
                                                                        --------
              Computers (Software & Services) - 4.0%
       500    AOL Time Warner, Inc.                                     $ 22,015
       400    Emblaze Systems Ltd. *                                       2,021
                                                                        --------
                                                                        $ 24,036
                                                                        --------
              Services (Data Processing) - 1.1%
       100    Amdocs Ltd. *                                             $  6,499
                                                                        --------
              Total Technology                                          $204,362
                                                                        --------
              Total Common StockS - 100.0%
              (Cost $717,059)                                           $610,919
                                                                        --------


The accompanying notes are an integral part of these financial statements.    11

Pioneer Global Telecoms Fund
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SCHEDULE OF INVESTMENTS 2/28/01 (unaudited) (continued)
--------------------------------------------------------------------------------

    Shares                                                                Value

              Rights/Warrants - 0.0%
       150    Olivetti Warrants *                                     $      24
                                                                      ---------
              Total Rights/Warrants - 0.0%
              (Cost $0)                                               $      24
                                                                      ---------
              Total Investment in SecurIties - 100%
              (cost $717,059) (a) (b)                                 $ 610,943
                                                                      =========

*     Non-income producing security.

(a) At February 28, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $717,059 was as follows:

      Aggregate gross unrealized gain for all investments in
            which there is an excess of value over tax cost           $   5,341

      Aggregate gross unrealized loss for all investments in
            which there is an excess of tax cost over value            (111,457)
                                                                      ---------
      Net unrealized loss                                             $(106,116)
                                                                      =========

(b) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

      United States                                                       71.2%
      United Kingdom                                                       7.9
      Canada                                                               3.1
      Italy                                                                3.1
      Spain                                                                2.7
      France                                                               2.3
      Japan                                                                2.1
      Netherlands                                                          1.6
      Germany                                                              1.6
      South Korea                                                          1.5
      Finland                                                              1.1
      Thailand                                                             0.6
      Portugal                                                             0.5
      Hong Kong                                                            0.4
      Israel                                                               0.3
                                                                         -----
                                                                         100.0%

Purchases and sales of securities (excluding temporary cash investments) for the period ended February 28, 2001, aggregated $725,089 and $9,002, respectively.


12    The accompanying notes are an integral part of these financial statements.
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Pioneer Global Telecoms Fund

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BALANCE SHEET 2/28/01 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $717,059)                  $ 610,943
  Cash                                                                  118,114
  Receivables -
      Investment securities sold                                             29
      Fund shares sold                                                   40,581
      Dividends, interest and foreign taxes withheld                         91
  Due from Pioneer Investment Management, Inc.                           24,305
                                                                      ---------
         Total assets                                                 $ 794,063
                                                                      ---------

LIABILITIES:
  Payables -
      Investment securities purchased                                 $  24,999
      Forward foreign currency settlement contracts - net                     1
  Due to affiliates                                                       3,532
  Accrued expenses                                                       19,422
  Other                                                                     209
                                                                      ---------
         Total liabilities                                            $  48,163
                                                                      ---------

NET ASSETS:
  Paid-in capital                                                     $ 851,393
  Accumulated net investment loss                                          (351)
  Accumulated net realized gain on investments and
      foreign currency transactions                                         979
  Net unrealized loss on investments                                   (106,116)
  Net unrealized loss on forward foreign currency contracts
      and other assets and liabilities denominated in foreign
      currencies                                                             (5)
                                                                      ---------
         Total net assets                                             $ 745,900
                                                                      =========

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $491,425/55,326 shares)                           $    8.88
                                                                      =========
  Class B (based on $161,279/18,178 shares)                           $    8.87
                                                                      =========
  Class C (based on $93,196/10,499 shares)                            $    8.88
                                                                      =========
MAXIMUM OFFERING PRICE:
  Class A                                                             $    9.42
                                                                      =========


The accompanying notes are an integral part of these financial statements.    13
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Pioneer Global Telecoms Fund

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STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Period from 12/29/00 (Commencement of Operations) to 2/28/01

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $8)            $     423
  Interest                                                         849
                                                             ---------
      Total investment income                                                $   1,272
                                                                             ---------
EXPENSES:
  Management fees                                            $     887
  Transfer agent fees
      Class A                                                      570
      Class B                                                      399
      Class C                                                      114
  Distribution fees
      Class A                                                      123
      Class B                                                      231
      Class C                                                      164
  Administrative fees                                            4,902
  Custodian fees                                                 2,679
  Registration fees                                              7,809
  Professional fees                                              7,224
  Printing                                                         627
  Fees and expenses of nonaffiliated trustees                    1,083
                                                             ---------
      Total expenses                                                         $  26,812
      Less management fees waived and expenses
         reimbursed by Pioneer Investment Management, Inc.                     (25,189)
                                                                             ---------
      Net expenses                                                           $   1,623
                                                                             ---------
         Net investment loss                                                 $    (351)
                                                                             ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
      Investments                                            $     972
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies           7       $     979
                                                             ---------       ---------
  Net unrealized loss from:
      Investments                                            $(106,116)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies          (5)      $(106,121)
                                                             ---------       ---------
      Net loss on investments and foreign currency
         transactions                                                        $(105,142)
                                                                             ---------
      Net decrease in net assets resulting from operations                   $(105,493)
                                                                             =========


14    The accompanying notes are an integral part of these financial statements.

Pioneer Global Telecoms Fund

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Period from 12/29/00 (Commencement of Operations) to 2/28/01

                                                                     12/29/00 to
                                                                       2/28/01
FROM OPERATIONS:                                                     (unaudited)
Net investment loss                                                   $    (351)
Net realized gain on investments and foreign currency transactions          979
Net unrealized loss on investments and foreign
   currency transactions                                               (106,121)
                                                                      ---------
     Net decrease in net assets resulting from operations             $(105,493)
                                                                      ---------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      $ 577,647
Cost of shares repurchased                                              (26,254)
                                                                      ---------
     Net increase in net assets resulting from fund share
       transactions                                                   $ 551,393
                                                                      ---------
     Net increase in net assets                                       $ 445,900

NET ASSETS:
Beginning of period (initial capitalization - 30,000 shares)            300,000
                                                                      ---------
End of period (including accumulated net investment loss of $351)     $ 745,900
                                                                      =========

                                                  '01 Shares         '01 Amount
CLASS A*                                          (unaudited)        (unaudited)
Shares sold                                          45,343           $ 461,369
Less shares repurchased                                 (17)               (161)
                                                     ------           ---------
     Net increase                                    45,326           $ 461,208
                                                     ======           =========

CLASS B*
Shares sold                                          10,779           $ 111,097
Less shares repurchased                              (2,601)            (26,093)
                                                     ------           ---------
     Net increase                                     8,178           $  85,004
                                                     ======           =========

CLASS C*
Shares sold                                             499           $   5,181
                                                     ------           ---------
     Net increase                                       499           $   5,181
                                                     ======           =========

*     Fund shares were first publicly offered on January 2, 2001.


The accompanying notes are an integral part of these financial statements.    15

Pioneer Global Telecoms Fund

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FINANCIAL HIGHLIGHTS 2/28/01
--------------------------------------------------------------------------------

                                                                   12/29/00 to
                                                                     2/28/01
CLASS A(a)                                                         (unaudited)
Net asset value, beginning of period                                 $ 10.00
                                                                     -------
Decrease from investment operations:
   Net investment loss                                               $ (0.00)(b)
   Net realized and unrealized loss on investments
     and foreign currency transactions                                 (1.12)
                                                                     -------
        Net decrease from investment operations                      $ (1.12)
                                                                     -------
Net decrease in net asset value                                      $ (1.12)
                                                                     -------
Net asset value, end of period                                       $  8.88
                                                                     =======
Total return*                                                         (11.20)%
Ratio of net expenses to average net assets                             1.71%**
Ratio of net investment loss to average net assets                     (0.33)%**
Portfolio turnover rate                                                    2%
Net assets, end of period (in thousands)                             $   491
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM:
      Net expenses                                                     29.08%**
      Net investment loss                                             (27.70)%**

(a)   Class A shares were first publicly offered on January 2, 2001.

(b)   Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.


16    The accompanying notes are an integral part of these financial statements.

Pioneer Global Telecoms Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 2/28/01
--------------------------------------------------------------------------------

                                                                   12/29/00 to
                                                                     2/28/01
CLASS B(a)                                                         (unaudited)
Net asset value, beginning of period                                 $ 10.00
                                                                     -------
Decrease from investment operations:
   Net investment loss                                               $ (0.01)
   Net realized and unrealized loss on investments
     and foreign currency transactions                                 (1.12)
                                                                     -------
        Net decrease from investment operations                      $ (1.13)
                                                                     -------
Net decrease in net asset value                                      $ (1.13)
                                                                     -------
Net asset value, end of period                                       $  8.87
                                                                     =======
Total return*                                                         (11.30)%
Ratio of net expenses to average net assets                             2.44%**
Ratio of net investment loss to average net assets                     (0.95)%**
Portfolio turnover rate                                                    2%
Net assets, end of period (in thousands)                             $   161
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM:
      Net expenses                                                     30.96%**
      Net investment loss                                             (29.47)%**

(a)   Class B shares were first publicly offered on January 2, 2001.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.


The accompanying notes are an integral part of these financial statements.    17

Pioneer Global Telecoms Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 2/28/01
--------------------------------------------------------------------------------

                                                                    12/29/00 to
                                                                      2/28/01
CLASS C(a)                                                          (unaudited)
Net asset value, beginning of period                                  $10.00
                                                                      ------
Decrease from investment operations:
   Net investment income                                              $ 0.00(b)
   Net realized and unrealized loss on investments
     and foreign currency transactions                                 (1.12)
                                                                      ------
        Net decrease from investment operations                       $(1.12)
                                                                      ------
Net decrease in net asset value                                       $(1.12)
                                                                      ------
Net asset value, end of period                                        $ 8.88
                                                                      ======
Total return*                                                         (11.20)%
Ratio of net expenses to average net assets                             1.19%**
Ratio of net investment income to average net assets                    0.24%**
Portfolio turnover rate                                                    2%
Net assets, end of period (in thousands)                              $   93
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM:
      Net expenses                                                     30.54%**
      Net investment loss                                             (29.11)%**

(a)   Class C shares were first publicly offered on January 2, 2001.

(b)   Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.

      Total return would be reduced if sales charges were taken into account.

**    Annualized.


18    The accompanying notes are an integral part of these financial statements.

Pioneer Global Telecoms Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 2/28/01 (unaudited)
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies

Pioneer Global Telecoms Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized on August 25, 2000 and commenced operations on December 29, 2000. Prior to December 29, 2000, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek capital growth.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Fund shares were first publicly offered on January 2, 2001. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is

Pioneer Global Telecoms Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 2/28/01 (unaudited) (cont'd)
--------------------------------------------------------------------------------

      recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at applicable country rates. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

      By investing primarily in telecommunications companies, the fund has the risks associated with concentrating its investments in industries that are part of the telecommunications sector, which includes the communications, broadcasting and communications equipment industries. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the fund invests a significant portion of its non-U.S. investments in any one region. The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

B.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Global Telecoms Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C.    Forward Foreign Currency Contracts

      The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      As of February 28, 2001 the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $28 and $29, respectively, resulting in a net payable of $1.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E.    Fund Shares

      The Fund records sales and repurchases of its shares on trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano) earned

Pioneer Global Telecoms Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 2/28/01 (unaudited) (cont'd)
--------------------------------------------------------------------------------

      no underwriting commissions during the period ended February 28, 2001.

F.    Class Allocations

      Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2.    Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, manages the Fund's portfolio and is a majority owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets.

PIM has agreed not to impose all or portion of its management fee and if necessary to limit other operating expenses of the Fund to the extent required to reduce Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At February 28, 2001, $2,277 was payable to PIM related to management fees, administrative fees and certain other services.

Pioneer Global Telecoms Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.    Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $973 in transfer agent fees payable to PIMSS at February 28, 2001.

4.    Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $282 in distribution fees payable to PFD at February 28, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended February 28, 2001, no CDSCs were paid to PFD.

5.    Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements that may result in a reduction in the Fund's total expenses. For the period ended February 28, 2001, the Fund's expenses were not reduced under such arrangements.

Pioneer Global Telecoms Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Officers
John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

      Growth Funds                          Growth and Income Funds
      United States                         Pioneer Fund
      Pioneer Growth Shares                 Pioneer Balanced Fund
      Pioneer Micro-Cap Fund                Pioneer Equity-Income Fund
      Pioneer Mid-Cap Fund                  Pioneer Value Fund**
      Pioneer Mid-Cap Value Fund
      Pioneer Small Company Fund            Income Funds
      Pioneer Tax-Managed Fund              Taxable
                                            Pioneer America Income Trust
      International/Global                  Pioneer Bond Fund
      Pioneer Emerging Markets Fund         Pioneer High Yield Fund
      Pioneer Europe Fund                   Pioneer Limited Maturity Bond Fund
      Pioneer Europe Select Fund            Pioneer Strategic Income Fund
      Pioneer Indo-Asia Fund
      Pioneer International Growth Fund     Tax-Free
      Pioneer World Equity Fund             Pioneer Tax-Free Income Fund

      Sector Funds                          Money Market Fund
      Pioneer Global Financials Fund        Pioneer Cash Reserves Fund*
      Pioneer Global Health Care Fund
      Pioneer Global Telecoms Fund
      Pioneer Real Estate Shares
      Pioneer Science &Technology Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

** Name change effective April 2, 2001. Pioneer Value Fund was formerly known as Pioneer II.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) - IRA Plan

Businesses with 100 or fewer eligible employees can establish the plan; it resembles the traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] Pioneer
       Investments(R)

Pioneer Investment Management, Inc.         1044-00-0401
60 State Street                          (C)Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                 Underwriter of Pioneer Mutual Funds
www.pioneerfunds.com                     [RECYCLE LOGO]Printed on Recycled Paper